Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Debt [Abstract]
Debt
15.	Debt

As of September 30, 2013 and December 31, 2012, AllianceBernstein had $143.0 million and $323.2 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.2% and 0.5%, respectively. The commercial paper is short term in nature, and as such, recorded value is estimated to approximate fair value. Average daily borrowings of commercial paper during the first nine months of 2013 and the full year 2012 were $330.6 million and $404.9 million, respectively, with weighted average interest rates of approximately 0.3% and 0.4%, respectively.

As of September 30, 2013, SCB LLC had bank loans outstanding of $20.0 million at a rate of 1.0%; there were no bank loans outstanding as of December 31, 2012.

12. Debt

As of December 31, 2012 and 2011, AllianceBernstein had $323.2 million and $444.9 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.5% and 0.2%, respectively. The commercial paper is short term in nature, and as such, recorded value is estimated to approximate fair value. Average daily borrowings of commercial paper during 2012 and 2011 were $404.9 million and $273.6 million, respectively, with weighted average interest rates of approximately 0.4% and 0.2%, respectively.

AllianceBernstein has a $1.0 billion committed, unsecured senior revolving credit facility (the "Credit Facility") with a group of commercial banks and other lenders which matures on January 17, 2017. The Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1.0 billion commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the Credit Facility and management expects to draw on the Credit Facility from time to time. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the Credit Facility.

The Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. We are in compliance with these covenants. The Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

Amounts under the Credit Facility may be borrowed, repaid and re-borrowed by us from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by us are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the Credit Facility bear interest at a rate per annum, which will be, at our option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate; a floating base rate; or the Federal Funds rate.

As of December 31, 2012 and 2011, we had no amounts outstanding under the Credit Facility. During 2012, we did not draw upon the Credit Facility. During 2011, $40.0 million was outstanding for one day in February (with an interest rate of 1.3%) resulting in average daily borrowings of $0.1 million under the Credit Facility.

In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200.0 million while three lines have no stated limit.

As of December 31, 2012 and 2011, we had no uncommitted bank loans outstanding. Average daily borrowings of uncommitted bank loans during 2012 and 2011 were $18.1 million and $6.4 million, respectively, with weighted average interest rates of approximately 1.3% for both years. In May 2012, AllianceBernstein was named an additional borrower under a $100.0 million SCB uncommitted line of credit. As of December 31, 2012, AllianceBernstein had no loans outstanding. During 2012, $5.0 million was outstanding for one day with an interest rate of 1.4%. In January 2013, AllianceBernstein was named an additional borrower on a second $100.0 million SCB uncommitted line of credit.